UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2026

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 6, 2026, iSpecimen Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with certain accredited investors (the “Purchasers”) for the issuance and sale, in a private placement (the “Offering”), of 500 shares of the Company’s Series D Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Stock”), at a purchase price of $800 per share, and a $1,000 stated value per share, for aggregate gross proceeds of $400,000. The closing of the Offering occurred on or about November 6, 2026. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes.

The rights, preferences and limitations of the Series D Preferred Stock are set forth in the Certificate of Designations of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Certificate of Designations”) described in Item 5.03 below. The Series D Preferred Stock is convertible at the holder’s option, at any time, into a number of shares of Common Stock equal to the stated value plus accrued and unpaid dividends divided by a conversion price equal to the greater of 85% of the closing price of the Common Stock on the trading day immediately preceding the conversion date and the $0.1616 floor price (subject to adjustment for stock splits, stock dividends and similar events), accrues cumulative dividends at 8% per annum payable quarterly in cash or, subject to applicable equity conditions, in shares of Common Stock, and is subject to a 4.99% beneficial ownership limitation, which a holder may increase to up to 9.99% upon 61 days’ notice. A majority of the outstanding shares of Series D Preferred Stock is required to amend the Certificate of Designations or the Company’s charter documents in a manner that adversely affects the Series D Preferred Stock, to authorize any senior class of capital stock or to increase the authorized number of shares of Series D Preferred Stock. Unless and until stockholder approval under Nasdaq Listing Rule 5635(d) is obtained, issuances of Common Stock under the transaction documents are subject to an exchange cap of 1,157,223 shares, representing 19.99% of the 5,789,013 shares of Common Stock outstanding immediately before execution of the Securities Purchase Agreement. The Company may optionally redeem the Series D Preferred Stock, in whole or in part, at any time after six months following the original issue date, for cash at 110% of stated value through the first anniversary of the original issue date and 105% thereafter, plus accrued and unpaid dividends, subject to the satisfaction of the equity conditions and the other requirements of the Certificate of Designations.

The Securities Purchase Agreement contains customary representations, warranties and covenants of the Company and the Purchasers.

In connection with the Offering, the Company entered into a registration rights agreement with the Purchasers, dated as of November 6, 2026 (the “Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement covering the resale of the shares of Common Stock issuable upon conversion of, and as dividends on, the Series D Preferred Stock within 30 calendar days after the closing and to use commercially reasonable efforts to cause the registration statement to be declared effective within 75 calendar days after the closing (or 120 calendar days in the event of a full review by the Securities and Exchange Commission).

On November 5, 2026, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with E.F. Hutton & Co. (the “Placement Agent”), pursuant to which the Placement Agent served as the exclusive placement agent for the Offering on a reasonable best efforts basis. The Company agreed to pay the Placement Agent a cash fee equal to 4.0% of the gross proceeds of the Offering and a non-accountable expense allowance equal to 1.0% of the gross proceeds of the Offering, and to reimburse the Placement Agent’s accountable out-of-pocket expenses, and legal fees up to $80,000.

Pursuant to the Securities Purchase Agreement and the Placement Agency Agreement, each of the Company’s directors and executive officers entered into a lock-up agreement (the “Lock-Up Agreements”) pursuant to which they agreed, subject to customary exceptions, not to offer, sell, contract to sell, grant any option to purchase or otherwise dispose of any securities of the Company for a period of 90 days following the closing of the Offering.

The foregoing descriptions of the Certificate of Designations, the Securities Purchase Agreement, the Registration Rights Agreement, the Placement Agency Agreement and the Lock-Up Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 3.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The representations and warranties in the transaction documents were made solely for purposes of those agreements and for the benefit of the parties thereto, as of specified dates, and are subject to agreed qualifications and limitations; they are not necessarily statements of fact and should not be relied upon as such.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Series D Preferred Stock was offered and sold to accredited investors in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder, without any form of general solicitation or general advertising. Each Purchaser represented that it is an “accredited investor” as defined in Rule 501(a) of Regulation D and that it acquired the securities for investment and not with a view to any distribution thereof in violation of the Securities Act. Neither the Series D Preferred Stock nor the shares of Common Stock issuable upon conversion of or as dividends on the Series D Preferred Stock have been registered under the Securities Act or applicable state securities laws, and such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Unless and until stockholder approval is obtained, the maximum number of shares of Common Stock issuable upon conversion of, and as dividends on, the Series D Preferred Stock is 1,157,223 shares, as described in Item 1.01.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 6, 2026, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware, establishing the rights, preferences and limitations of up to 2,000 shares of Series D Preferred Stock. The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the terms of the Series D Preferred Stock is incorporated by reference into this Item 5.03. The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Schedules and exhibits to the agreements have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Exhibit No.	Description
3.1	Certificate of Designations of Preferences, Rights and Limitations of Series D Convertible Preferred Stock, as filed with the Secretary of State of the State of Delaware on November 6, 2026.
10.1	Form of Securities Purchase Agreement, dated as of November 6, 2026, by and among iSpecimen Inc. and the purchasers party thereto.
10.2	Form of Registration Rights Agreement, dated as of November 6, 2026, by and among iSpecimen Inc. and the purchasers party thereto.
10.3	Placement Agency Agreement, dated November 5, 2026, by and between iSpecimen Inc. and E.F. Hutton & Co.
10.4	Form of Lock-Up Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2026

iSPECIMEN INC.

By:	/s/ Shahin Behroyan
	Name:	Shahin Behroyan
	Title:	Chief Executive Officer

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